Exhibit 32.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Pinnacle Gas Resources, Inc. (the “Company”) for the period ending September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald T. Barnes, Senior Vice President, Chief Financial Officer and Secretary of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2008

/s/ Ronald T. Barnes
Ronald T. Barnes
Senior Vice President, Chief Financial
Officer and Secretary